Presentation Title in Title Case Presentation subtitle in sentence case Presenter Name Event name xx Month 201x © 201X Virtu Financial. All rights reserved. Not to be reproduced or retransmitted without permission. Compliance #XXXX-XXXX FIA Boca 2024 Int rna ional F tures I dustry Conference © 2024 Virtu Financial. All rights reserved.

Year-to-Date Market Update 2See endnotes at end of this supplement 2024 to date has been categorized by a modest increase in volumes and a continued decline in volatility • Virtu has seen increased opportunities in its key organic growth areas: o Elevated retail-oriented Rule 605 activity ▪ Compared to 4Q 2023, Virtu’s 605 volume in January increased 7% and quoted spreads increased 15% o Spot bitcoin ETFs have created a new opportunity for Virtu to provide two-sided liquidity ▪ New ETFs have expanded the addressable market for Virtu and volumes are trending higher o Virtu’s ETF Block desk has been seeing and winning more opportunities

Major Market Metrics

	Annual				Quarterly									
	FY 2020	FY 2021	FY 2022	FY 2023	FY 2022 1Q	2Q	3Q	4Q	FY 2023 1Q	2Q	3Q	4Q	QTD 1Q24[1]	QTD v 4Q23
Market Metrics (Average Daily)														
Volume Metrics														
US Equity Consolidated Volume (M shares)	10,924	11,404	11,874	11,035	12,880	12,585	10,899	11,174	11,784	10,756	10,442	11,168	11,642	+ 4%
US Equity Consolidated Notional Volume ($B)	$479	$565	$573	$516	$718	$612	$478	$488	$522	$498	$506	$535	$608	+ 14%
IBKR Retail Equity Share Volume (M)	1,326	3,041	1,299	1,001	1,548	1,292	1,171	1,190	1,203	931	941	930	1,002	+ 8%
OCC ADV (M contracts)	30	39	41	44	42	39	40	43	46	43	43	44	48	+ 7%
CME FX ADV (K contracts)	861	798	989	972	905	950	1,096	1,000	982	913	987	1,007	874	- 13%
Hotspot ADV FX ($B)	$35	$34	$40	$44	$42	$39	$40	$40	$45	$42	$42	$46	$43	- 6%
Spot Bitcoin Volume ($M)	33,023	49,445	33,140	20,451	29,651	34,429	34,782	33,637	27,654	17,331	14,846	22,036	31,690	+ 44%
Volatility Metrics														
S&P 500 Average Implied Volatility (VIX)	29.3	19.7	25.6	16.8	25.4	27.4	24.8	25.0	20.7	16.4	15.0	15.3	13.7	- 11%
S&P 500 Average Realized Volatility	30.4	13.0	24.0	12.9	21.4	28.6	21.3	24.8	16.7	11.9	10.8	12.3	11.7	- 5%
S&P 500 Intraday Volatility	1.7%	1.0%	1.8%	1.0%	1.8%	2.1%	1.6%	1.7%	1.4%	0.9%	0.9%	0.9%	0.7%	- 21%
SX5E Realized Volatility	30.1	14.8	22.7	13.6	30.8	23.0	19.1	18.3	18.2	10.9	14.0	11.5	11.1	- 3%
NKY Realized Volatility	24.1	18.5	20.2	16.0	25.0	19.7	18.6	17.8	14.8	14.9	15.4	18.9	16.6	- 12%
CVIX Realized Volatility	66.7	29.3	54.3	29.7	61.9	55.0	58.4	42.1	35.4	28.9	25.0	29.3	27.8	- 5%

See endnotes at end of this supplement

3

Rule 605 Volume Update 4See endnotes at end of this supplement Opportunity implied by Rule 605 execution quality disclosure reports includes the dollar value of quoted spreads for covered orders - 200M 400M 600M 800M 1,000M 1,200M - $2M $4M $6M $8M $10M $12M $14M $16M $18M $20M Virtu 605 Volume and Quoted Spread1 Avg Daily Dollar Value of Quoted Spread (L) Avg Daily Executed Shares (R) Quoted spreads +15% and executed Rule 605 shares +7% QoQ through January

Update on Share Buybacks



Cumulative Shares Repurchased to Date[1,2]
60M
50M
40M
30M
20M
10M
-
20%
15%
10%
5%
0%
0.8%
1.0%
2.7%
5.2%
5.6%
9.1%
10.0%
11.8%
12.9%
13.6%
14.8%
16.2%
17.4%
17.2%
1.4M
3.7M
7.1M
12.5M
16.1M
25.1M
26.8M
30.3M
32.3M
36.3M
38.5M
41.2M
43.6M
45.2M
4Q 2020
1Q 2021
2Q 2021
3Q 2021
4Q 2021
1Q 2022
2Q 2022
3Q 2022
4Q 2022
1Q 2023
2Q 2023
3Q 2023
4Q 2023
QTD 2/29/24
Cumulative Shares Repurchased
% of Shares Outstanding (Net)



Total Buybacks per Quarter[1]
$350M
$300M
$250M
$200M
$150M
$100M
$50M
-
$35
$30
$25
$20
$15
$10
$5
$0
$23.61
$27.82
$30.17
$25.71
$27.65
$32.24
$26.94
$23.43
$21.72
$19.22
$18.32
$18.13
$18.28
$18.10
$34M
$63M
$101M
$139M
$102M
$287M
$47M
$81M
$45M
$76M
$42M
$49M
$44M
$28M
4Q 2020
1Q 2021
2Q 2021
3Q 2021
4Q 2021
1Q 2022
2Q 2022
3Q 2022
4Q 2022
1Q 2023
2Q 2023
3Q 2023
4Q 2023
QTD 2/29/24
Total Repurchased (L)
Average Price (R)

See endnotes at end of this supplement

5

6 Analysis at Various Levels of ANTI See endnotes at end of this supplement Reflects 4Q23 weighted average shares outstanding of 164M $5.00 M $1,255 $643 $612 49% $2.09 $50-$120 $6.00 M $1,506 $643 $863 57% $3.25 $120-$160 $7.00 M $1,757 $643 $1,114 63% $4.42 $160-$270 $8.00 M $2,008 $643 $1,365 68% $5.58 $270-$400 $9.00 M $2,259 $643 $1,616 72% $6.74 $400-$500 $10.00 M $2,510 $674 $1,836 73% $7.77 $500-$600 $11.00 M $2,761 $709 $2,052 74% $8.77 $600-$700 Target Available for Buybacks Annually4 Adj. EPS1,3($M) ANTI/Day1 Full Year Adj. NTI1 Adj. EBITDA1,2 EBITDA Margin 1,2 Cash OpEx Total1,2 Since inception of the share repurchase program in November 2020, Virtu has repurchased 17% of our outstanding shares (net of new issuances)

GAAP Reconciliations and Other Information

Key Financial Metrics

($M)	Annual FY 2020	FY 2021	FY 2022	FY 2023	Quarterly FY 2022 1Q	2Q	3Q	4Q	FY 2023 1Q	2Q	3Q	4Q	Comparison 4Q 2023 v 3Q'23	4Q 2023 v 4Q'22	FY'23 v FY'22
Total Adjusted Net Trading Income[1,2]	$2,271	$1,910	$1,468	$1,211	$505	$357	$331	$274	$373	$279	$298	$261	- 12%	- 5%	- 17%
Daily Average Adj. NTI[1,2]	$9.0	$7.6	$5.8	$4.8	$8.1	$5.8	$5.2	$4.4	$6.0	$4.5	$4.7	$4.1			
Market Making Adj. NTI[1]	$1,782	$1,428	$1,058	$847	$382	$254	$238	$185	$278	$193	$208	$167	- 20%	- 9%	- 20%
Market Making Daily Average Adj. NTI[1]	$7.0	$5.7	$4.2	$3.4	$6.2	$4.1	$3.7	$2.9	$4.5	$3.1	$3.3	$2.7			
Execution Services Adj. NTI[1,2]	$489	$482	$409	$364	$123	$104	$93	$89	$95	$85	$90	$93	+ 4%	+ 4%	- 11%
Execution Services Daily Average Adj. NTI[1,2]	$1.9	$1.9	$1.6	$1.5	$2.0	$1.7	$1.5	$1.4	$1.5	$1.4	$1.4	$1.5			
Adjusted Cash Operating Expenses[1]	$623	$609	$609	$643	$161	$148	$150	$149	$166	$157	$158	$162	+ 2%	+ 9%	+ 6%
Total Adjusted Operating Expenses[1]	$690	$677	$675	$706	$179	$164	$167	$165	$181	$173	$174	$178	+ 2%	+ 8%	+ 5%
Adjusted EBITDA[1]	$1,648	$1,301	$859	$568	$344	$209	$181	$125	$207	$122	$140	$99	- 29%	- 21%	- 34%
Adjusted EBITDA Margin[1,3]	73%	68%	59%	47%	68%	59%	55%	46%	56%	44%	47%	38%	- 9 pts	- 8 pts	- 12 pts
Long-Term Debt (at end of period)	$1,670	$1,630	$1,824	$1,752	$1,829	$1,826	$1,824	$1,824	$1,808	$1,806	$1,805	$1,752	- 3%	- 4%	- 4%
Debt / LTM Adjusted EBITDA[1]	1.0x	1.3x	2.1x	3.1x	1.7x	1.7x	1.7x	2.1x	2.5x	2.8x	3.0x	3.1x			
Normalized Adjusted EPS[1]	$5.76	$4.57	$3.00	$1.84	$1.27	$0.73	$0.61	$0.37	$0.74	$0.37	$0.45	$0.27	- 40%	- 27%	- 39%



Daily Average Adj. NTI[1] Trend
$14M
$12M
$10M
$8M
$6M
$4M
$2M
-
$3.8M 56% 44% 2Q'19
$3.9M 57% 43% 3Q'19
$4.1M 59% 41% 4Q'19
$12.7M 83% 17% 1Q'20
$10.6M 83% 17% 2Q'20
$5.7M 71% 29% 3Q'20
$7.1M 70% 30% 4Q'20
$11.9M 79% 21% 1Q'21
$5.4M 68% 32% 2Q'21
$5.5M 70% 30% 3Q'21
$7.6M 77% 23% 4Q'21
$8.1M 76% 24% 1Q'22
$5.8M 71% 29% 2Q'22
$5.2M 72% 28% 3Q'22
$4.4M 67% 33% 4Q'22
$6.0M 74% 26% 1Q'23
$4.5M 69% 31% 2Q'23
$4.7M 70% 30% 3Q'23
$4.1M 64% 36% 4Q'23
Execution Services
Market Making

See endnotes at end of this supplement

8

GAAP Income Statement

Income Statement ($mm)	Annual						Quarterly							
	FY 2018	FY 2019[1]	FY 2020	FY 2021	FY 2022	FY 2023	FY 2022 1Q	FY 2022 2Q	FY 2022 3Q	FY 2022 4Q	FY 2023 1Q	FY 2023 2Q	FY 2023 3Q	FY 2023 4Q
Trading income, net	$1,267	$912	$2,493	$2,105	$1,629	$1,301	$522	$396	$397	$313	$413	$306	$316	$267
Commissions, net and technology services	184	499	601	614	530	456	155	136	121	118	121	110	110	114
Interest and dividends income	88	109	62	75	159	463	21	31	44	64	82	98	128	155
Other, net	340	(2)	83	16	47	74	3	42	(1)	3	4	(7)	76	0
Total Revenues	$1,879	$1,517	$3,239	$2,811	$2,365	$2,293	$701	$605	$561	$498	$620	$507	$630	$536
Brokerage, exchange, clearance fees and payments for order flow, net	376	387	759	745	619	508	150	157	169	143	146	122	123	117
Communications and data processing	176	209	214	212	220	231	56	56	53	55	57	57	57	60
Employee compensation and payroll taxes	216	384	394	376	391	394	103	99	103	86	103	96	97	98
Interest and dividends expense	142	158	126	140	231	500	43	49	62	78	98	112	133	158
Operations and administrative	67	104	95	88	86	99	25	14	14	33	24	25	22	27
Depreciation and amortization	61	66	67	68	66	63	17	16	17	16	15	16	16	16
Amortization of purchased intangibles and acquired capitalized software	26	71	74	70	65	64	16	16	16	16	16	16	16	16
Termination of office leases	23	66	10	28	7	0	1	1	0	5	0	(0)	0	0
Debt issue cost related to debt refinancing and prepayment	12	41	29	7	30	8	26	1	1	1	2	2	2	3
Transaction fees and expenses	11	26	3	1	1	0	0	1	0	0	0	0	0	0
Financing interest expense	72	122	88	80	92	99	21	22	23	25	24	25	25	25
Total Operating Expenses	$1,182	$1,633	$1,856	$1,815	$1,808	$1,968	$460	$431	$459	$458	$486	$471	$492	$519
Income (Loss) Before income taxes	$696	$(116)	$1,383	$997	$557	$325	$242	$174	$102	$40	$135	$35	$138	$17
Provision for income taxes (benefit)	76	(12)	262	170	88	61	42	25	22	0	25	6	21	10
Net Income (Loss)	$620	$(104)	$1,121	$827	$468	$264	$200	$149	$80	$40	$110	$30	$118	$7

See endnotes at end of this supplement

9

10 Adjusted Net Trading Income $975 $784 $669 $362 $456 $2,271 $724 Adjusted EBITDA & Normalized Adjusted EPS See endnotes at end of this supplement FY FY FY FY FY FY 2018 20191 2020 2021 2022 2023 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q Adjusted Net Trading Income $1,020 $975 $2,271 $1,910 $1,468 $1,211 $505 $357 $331 $274 $373 $279 $298 $261 FY FY FY FY FY FY 2018 20191 2020 2021 2022 2023 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q Income (Loss) Before income taxes $696 $(116) $1,383 $997 $557 $325 $242 $174 $102 $40 $135 $35 $138 $17 (+) Financing interest expense 72 122 88 80 92 99 21 22 23 25 24 25 25 25 (+) Debt issue cost related to debt refinancing and prepayment 12 41 29 7 30 8 26 1 1 1 2 2 2 3 (+) Depreciation and amortization 61 66 67 68 66 63 17 16 17 16 15 16 16 16 (+) Amortization of purchased intangibles and acquired capitalized software 26 71 74 70 65 64 16 16 16 16 16 16 16 16 EBITDA $867 $183 $1,640 $1,221 $810 $560 $323 $230 $159 $98 $193 $94 $197 $76 EBITDA Margin 2 85% 19% 72% 64% 55% 46% 64% 64% 48% 36% 52% 34% 66% 29% (+) Severance 11 103 10 6 8 9 2 1 1 4 3 1 1 4 (+) Transaction fees and expenses 11 26 3 1 1 0 0 1 0 0 0 0 0 0 (+) Termination of office leases 23 66 10 28 7 0 1 1 0 5 0 (0) 0 0 (+) Share-based compensation 35 51 60 56 67 64 14 19 18 16 16 16 15 17 (+) Other (328) 3 (75) (11) (34) (66) 4 (42) 2 2 (3) 11 (75) 2 Adjusted EBITDA $620 $432 $1,648 $1,301 $859 $568 $344 $209 $181 $125 $207 $122 $140 $99 Adjusted EBITDA Margin 3 61% 44% 73% 68% 59% 47% 68% 59% 55% 46% 56% 44% 47% 38% (-) Financing interest expense 72 122 88 80 92 99 21 22 23 25 24 25 25 25 (-) Depreciation and amortization 61 66 67 68 66 63 17 16 17 16 15 16 16 16 Normalized Adjusted Pre-Tax Income $487 $244 $1,494 $1,153 $701 $405 $305 $171 $141 $84 $168 $81 $98 $58 (-) Normalized provision for income taxes 112 59 358 277 168 97 73 41 34 20 40 19 24 14 Normalized Adjusted Net Income $375 $186 $1,135 $876 $533 $308 $232 $130 $107 $64 $128 $62 $75 $44 Weighted average fully diluted shares outstanding 191 193 197 192 178 168 183 179 176 173 171 169 167 164 Normalized Adjusted EPS $1.96 $0.96 $5.76 $4.57 $3.00 $1.84 $1.27 $0.73 $0.61 $0.37 $0.74 $0.37 $0.45 $0.27 FY 2023 Quarterly FY 2022 Annual FY 2023FY 2022 Adj. EBITDA / Adj. EPS ($M) Income Statement ($mm)

Adjusted Net Trading Income Reconciliation

Operating Segments

Adjusted Net Trading Income Reconciliation ($M)	Total							
	1Q 2022	2Q 2022	3Q 2022	4Q 2022	1Q 2023	2Q 2023	3Q 2023	4Q 2023
Trading income, net	$522	$396	$397	$313	$413	$306	$316	$267
Commissions, net and technology services	155	136	121	118	121	110	110	114
Brokerage, exchange, clearance fees and payment for order flow, net	(150)	(157)	(169)	(143)	(146)	(122)	(123)	(117)
Interest and dividends, net	(22)	(18)	(18)	(14)	(15)	(15)	(5)	(3)
Adjusted Net Trading Income	$505	$357	$331	$274	$373	$279	$298	$261

Adjusted Net Trading Income Reconciliation ($M)	Market Making							
	1Q 2022	2Q 2022	3Q 2022	4Q 2022	1Q 2023	2Q 2023	3Q 2023	4Q 2023
Trading income, net	$516	$390	$392	$309	$408	$302	$311	$263
Commissions, net and technology services	9	11	11	11	10	7	6	7
Brokerage, exchange, clearance fees and payment for order flow, net	(124)	(131)	(147)	(123)	(123)	(100)	(101)	(97)
Interest and dividends, net	(20)	(17)	(18)	(13)	(17)	(16)	(8)	(5)
Adjusted Net Trading Income	$382	$254	$238	$185	$278	$193	$208	$167

Adjusted Net Trading Income Reconciliation ($M)	Execution Services							
	1Q 2022	2Q 2022	3Q 2022	4Q 2022	1Q 2023	2Q 2023	3Q 2023	4Q 2023
Trading income, net	$6	$6	$5	$5	$4	$4	$6	$4
Commissions, net and technology services	146	125	110	107	112	103	104	107
Brokerage, exchange, clearance fees and payment for order flow, net	(27)	(26)	(22)	(20)	(23)	(23)	(22)	(20)
Interest and dividends, net	(1)	(1)	(1)	(2)	2	1	3	2
Adjusted Net Trading Income	$123	$104	$93	$89	$95	$85	$90	$93

See endnotes at end of this supplement

11

12 Adjusted Operating Expense Reconciliation See endnotes at end of this supplement Adjusted Operating Expenses Reconciliation FY FY FY FY ($M) 2020 2021 2022 2023 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q Employee compensation and payroll taxes $394 $376 $391 $394 $103 $99 $103 $86 $103 $96 $97 $98 (-) Cash Compensation Adjustments1 (72) (62) (76) (74) (16) (20) (20) (21) (18) (18) (17) (21) Adj. Cash Compensation $321 $314 $315 $320 $88 $79 $84 $65 $85 $78 $80 $77 Communications and data processing $214 $212 $220 $231 $56 $56 $53 $55 $57 $57 $57 $60 (-) Communications & Data Processing Adjustments2 - - - - - - - - - - - - Adj. Communications & Data Processing $214 $212 $220 $231 $56 $56 $53 $55 $57 $57 $57 $60 Operations and administrative $95 $88 $86 $99 $25 $14 $14 $33 $24 $25 $22 $27 (-) Operations & Administrative Adjustments3 (6) (6) (12) (7) (8) (0) (0) (4) (1) (4) (1) (2) Adj. Operations & Administrative $88 $83 $74 $92 $18 $14 $14 $29 $24 $22 $21 $25 Adjusted Cash Operating Expenses $623 $609 $609 $643 $161 $148 $150 $149 $166 $157 $158 $162 Depreciation and amortization $67 $68 $66 $63 $17 $16 $17 $16 $15 $16 $16 $16 Total Adjusted Operating Expenses $690 $677 $675 $706 $179 $164 $167 $165 $181 $173 $174 $178 FY 2022 Annual Quarterly FY 2023

13 Disclaimer Cautionary Statement Regarding Forward Looking Statements This presentation may contain “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements regarding Virtu Financial, Inc.’s (“Virtu’s”, the “Company’s” or “our”) business that are not historical facts are forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. The Company assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, and if the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. Forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties, some or all of which are not predictable or within Virtu’s control, that could cause actual performance or results to differ materially from those expressed in the statements. Those risks and uncertainties include, without limitation: fluctuations in trading volume and volatilities in the markets in which we operate; the ability of our trading counterparties and various clearing houses to perform their obligations to us; the performance and reliability of our customized trading platform; the risk of material trading losses from our market making activities; swings in valuations in securities or other instruments in which we hold positions; increasing competition and consolidation in our industry; the risk that cash flow from our operations and other available sources of liquidity will not be sufficient to fund our various ongoing obligations, including operating expenses, short term funding requirements, margin requirements, capital expenditures, debt service and dividend payments; potential consequences of recent SEC proposals focused on equity markets which may, if adopted, result in reduced overall and off-exchange trading volumes and market making opportunities, impose additional or heightened regulatory obligations on market makers and other market participants, and generally increase the implicit and explicit cost as well as the complexity of the U.S. equities eco-system for all participants; regulatory and legal uncertainties and other potential changes associated with our industry, particularly in light of increased attention from media, regulators and lawmakers to market structure and related issues including but not limited to the retail trading environment, wholesale market making and off exchange trading more generally and payment for order flow arrangements; potential adverse results from legal or regulatory proceedings; our ability to remain technologically competitive and to ensure that the technology we utilize is not vulnerable to security risks, hacking and cyber-attacks; risks associated with third party software and technology infrastructure; risks relating to the COVID-19 pandemic, including the possible effects of the economic conditions worldwide resulting from the COVID-19 pandemic and governmental and other responses thereto. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in forward-looking statements, see Virtu’s Securities and Exchange Commission filings, including but not limited to Virtu’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. GAAP and Non-GAAP Results This presentation includes or may include certain non-GAAP financial measures, including Adjusted EPS, Normalized Adjusted EPS, Adjusted Net Trading Income, Normalized Adjusted Net Income, Normalized Adjusted Pre-Tax Income, EBITDA, Adjusted EBITDA, EBITDA Margin, Adjusted EBITDA Margin, Trading Capital, Invested Capital, Adjusted Operating Expense and Adjusted Compensation Expense. Non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP. Other companies may use similarly titled non‐GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non‐GAAP financial measures may not be comparable to similar measures used by other companies. We caution investors not to place undue reliance on such non‐GAAP measures, but instead to consider them with the most directly comparable GAAP measure. Non‐GAAP financial measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for our results as reported under GAAP. A reconciliation of non‐GAAP measures to the most directly comparable financial measure prepared in accordance with GAAP is included at the end of this presentation.

14 Slide 3 Major Market Metrics 1. QTD 1Q24 (Quarter-to-Date 1Q 2024) represents market activity through February 29, 2024. Note: # of trading days used in per day calculations: 253, 252, 251, 250, 62, 62, 64, 63, 62, 62, 63, 63, and 41 for FY 2020, FY 2021, FY 2022, FY 2023, 1Q 2022, 2Q 2022, 3Q 2022, 4Q 2022, 1Q 2023, 2Q 2023, 3Q 2023, 4Q 2023, and QTD 1Q24, respectively. Slide 4 Rule 605 Volume Update 1. Virtu Americas LLC Rule 605 Reports available at https://www.virtu.com/about/transparency/rule-605-and-606-reporting/ Slide 5 Update on Share Buybacks 1. Shares repurchased calculated on a settlement date basis. 2. Percentage of Shares Outstanding is calculated net of share issuances, and is calculated compared to shares outstanding on 9/30/2020 (Share Repurchase Program was incepted in November 2020). Slide 6 Analysis at Various Levels of ANTI 1. This reflects a non-GAAP measure. Ranges shown for illustrative purposes only and are not meant to reflect actual performance and therefore no quantitative reconciliation of illustrative daily or full year measures is provided in accordance with applicable exception under Regulation S-K. Assumes 251 trading days in a year. 2. Adjusted EBITDA calculated as illustrative Full Year ANTI specified in corresponding row less “Virtu management estimated” Cash Operating Expenses (see below). Adjusted EBITDA Margin calculated as Adjusted EBITDA divided by illustrative Full Year ANTI specified in corresponding row. • “Virtu management estimated” Cash Operating Expenses is equal to “estimated” Adj. Communications & Data Processing and Adj. Operations & Administrative expenses ($322M) plus “estimated” Adjusted Cash Compensation of $320M, unless the resulting compensation ratio of $320M divided by the illustrative Full Year ANTI specified in corresponding row is below 14.0% or above 30.0%, in which instances the “estimated” Adjusted Cash Compensation is equal to the illustrative Full Year ANTI specified in corresponding row multiplied by 14.0% or 30.0%, respectively. 3. Adjusted EPS calculated as Adjusted EBITDA less “Virtu management estimated” Depreciation & Amortization ($63M) less “Virtu management estimated” Financing Interest expense ($99M) less Normalized Provision for Income Taxes (24%) divided by 4Q 2023 Weighted Average Fully Diluted Shares Outstanding (164M). 4. Ranges shown for illustrative purposes only and reflect Virtu management estimates and therefore no quantitative reconciliation of illustrative target available for buybacks is provided in accordance with applicable exception under Regulation S-K. Slide 8 Key Financial Metrics 1. This reflects a non-GAAP measure. Please refer to slides at the end of this presentation for reconciliation to the equivalent GAAP measure. Prior period reconciliations available https://ir.virtu.com/financials-and-filings/quarterly-results/default.aspx. 2. Includes MatchNow revenues prior to sale in July 2020. 3. Adjusted EBITDA Margin is calculated as Adjusted EBITDA divided by Adjusted Net Trading Income. Note: # of trading days used in per day calculations: 253, 252, 251, 250, 62, 62, 64, 63, 62, 62, 63, and 63 for FY 2020, FY 2021, FY 2022, FY 2023, 1Q 2022, 2Q 2022, 3Q 2022, 4Q 2022, 1Q 2023, 2Q 2023, 3Q 2023, and 4Q 2023, respectively. End Notes These notes refer to metrics and/or defined terms presented on:

15 End Notes—continued Slide 9 GAAP Income Statement 1. ITG revenues and expenses included in financials beginning on March 1, 2019 close date. Slide 10 Adjusted EBITDA & Normalized Adjusted EPS 1. ITG revenues and expenses included in financials beginning on March 1, 2019 close date. 2. EBITDA Margin is calculated as EBITDA divided by Adjusted Net Trading Income. 3. Adj. EBITDA Margin is calculated as Adjusted EBITDA divided by Adjusted Net Trading Income. Slide 12 Adjusted Operating Expense Reconciliation 1. Includes severance, share-based compensation, one-time compensation-related COVID-19 expenses, and one-time compensation expenses related to RFQ Hub transaction. 2. Includes connectivity early termination expenses. 3. Includes write-down of assets, reserve for legal matters, and one-time operations & administrative-related COVID-19 expenses (e.g. donations). These notes refer to metrics and/or defined terms presented on: